NARRAGANSETT INSURED TAX-FREE INCOME FUND

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                             Dated October 24, 2003


     Effective January 1, 2004 Aquila Management Corporation, the Fund's Manager, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the management of the Fund. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Fund or the fees being paid. These changes will not affect sub-advisory arrangements. All references to the Manager in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

         "How is the Fund managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank of Rhode Island, One Citizens Plaza, Providence, Rhode Island 02903, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, including fund accounting service, maintaining the Fund's books and records and providing other administrative services.

         The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, providing for pricing of the Fund's portfolio daily.

     During the fiscal year ended June 30, 2003, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

         Information about the Manager and the Sub-Adviser

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.

     Citizens Investment Advisors, a department of Citizens Bank of Rhode Island, the Sub-Adviser, is wholly-owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC. The Sub-Adviser operates through 78 branch offices in Rhode Island. Among other CFG subsidiaries, Citizens Bank of Connecticut has 42 branches in southeastern Connecticut; Citizens Bank of Massachusetts has more than 245 branches in southeastern Massachusetts; Citizens Bank of New Hampshire has 75 branches in New Hampshire; Citizens Bank of Delaware has 20 branches in Delaware; and Citizens Bank of Pennsylvania has 367 branches in Pennsylvania. CFG is a $71 billion bank holding company and is one of the 20 largest bank holding companies in the United States. Through the Sub-Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses, and governmental units. As of June 30, 2003, the Trust and Investment Services Group of the Sub-Adviser had approximately $2.4 billion of assets under management, including approximately $503 million in municipal obligations.

     Salvatore C. DiSanto is the officer of the Sub-Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September 1992. Mr. DiSanto, a Senior Vice-President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 45 years and has been involved in portfolio management for the last 38 years.


                 The date of this supplement is January 2, 2004